UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2006

XETA Technologies, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1814 West Tacoma, Broken Arrow, Oklahoma	74012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  918-664-8200

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01   Entry into a Material Definitive Agreement.

Amendment to Credit Facility

On September 26, 2006, XETA Technologies, Inc. (the “Company”) and Bank of Oklahoma, N.A., entered into the Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of September 28, 2006.

The amendment replaces and renews the $7,500,000 Revolving Line Note through September 28, 2007, permits the Company to make share repurchases should the Company’s Board of Directors authorize share repurchases, and makes corresponding adjustments to the debt service coverage ratio.  The amendment also clarifies certain definitional terms used in the Agreement.

The amendment is attached hereto as Exhibit 10.1.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

   10.1   Fourth Amendment to Revolving Credit and Term Loan Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XETA Technologies, Inc.
(Registrant)

Dated: September 26, 2006	By:	/s/ Robert B. Wagner
Robert B. Wagner, Chief Financial Officer

EXHIBIT INDEX

SEC No.	Description

10.1	Fourth Amendment to Revolving Credit and Term Loan Agreement.